As filed with the Securities and Exchange Commission on April 30, 2003
Registration No. 33-13754

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

   PRE-EFFECTIVE AMENDMENT NO.
                                     -----------
   POST-EFFECTIVE AMENDMENT NO.           27                      X
                                     -----------
                                          and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X

               AMENDMENT NO.     27
                              -------
                  ADVANCE CAPITAL I, INC.
------------------------------------------------------------------
    (Exact Name of Registrant as Specified in its Charter)

        One Towne Square, Suite 444, Southfield, Michigan   48076
------------------------------------------------------------------
    (Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code  (248) 350-8543
                                                    --------------
                  John C. Shoemaker, President
Advance Capital I, Inc.,One Towne Square, Suite 444, Southfield, Michigan 48076
-------------------------------------------------------------------------------
               (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering    April 30, 2003
                                                --------------
It is proposed that this filing will become effective (check appropriate box)
   x      immediately upon filing pursuant to paragraph (b)

          on (date) pursuant to paragraph (b)

          60 days after filing pursuant to paragraph (a)(1)

          on (date) pursuant to paragraph (a)(1)

          75 days after filing pursuant to paragraph (a)(2)

          on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a previously filed post-effective amendment

ADVANCE CAPITAL I, INC.
P.O. BOX 3144 Southfield, MI 48037

AN INVESTMENT COMPANY WITH
FIVE FUNDS:
BOND FUND
RETIREMENT INCOME FUND
BALANCED FUND
CORNERSTONE STOCK FUND
EQUITY GROWTH FUND

PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED
THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



APRIL 30, 2003

TABLE OF CONTENTS                             PAGE
                                              ----
INVESTMENTS, RISKS AND PERFORMANCE...........    1
  Bond Fund..................................    1
  Retirement Income Fund.....................    5
  Balanced Fund..............................    8
  Cornerstone Stock Fund.....................   12
  Equity Growth Fund.........................   15
FEES & EXPENSES..............................   20
MANAGEMENT, ORGANIZATION & CAPITAL STRUCTURE.   21
SHAREHOLDER INFORMATION......................   21
  Pricing of Fund Shares.....................   21
  How to Purchase Shares.....................   22
  How to Exchage Shares......................   22
  How to Redeem Shares.......................   22
  Restrictions on Redemptions................   23
  Dividends and Distributions................   24
  Tax Consequences...........................   25
FINANCIAL HIGHLIGHTS.........................   26

[SIDEBAR]
A WORD ABOT RISK...

Risk is the possibility that your investment might lose value.
When assessing risk, it is important to remember that the higher the risk of losing money, the higher the potential reward. As you consider an investment in the Funds, you uld also consider your own tolerance for the daily fluctuations in the stock and bond markets.

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUNDS, AS WITH ANY INVESTMENT, COULD LOSE MONEY!

A WORD ABOUT BONDS AND INTEREST RATES...

When interest rates rise, bond prices fall. The opposite is also true. Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5 percent yield. A year later, interest rates are on the rise and bonds are offered with a 6 percent yield. With higher yielding bonds available, you would have trouble selling your 5 percent bond for the price you paid, causing you to lower your asking price.
On the other hand, if interest rates were falling and 4 percent bonds were being offered, you would be able to sell your 5 percent bond for more than you paid.
[END SIDEBAR]

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS, AND PERFORMANCE
The purpose of this section is to provide you with a brief overview of each of the Funds. There is no guarantee that any of the Funds will meet its stated investment objective. Each Fund's share price will change based on changes in the market. Shares may be worth more or less when you sell them than when you purchased them. The likelihood of loss is greater if you invest for a shorter period of time. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OBLIGATIONS OF, OR GUARANTEED BY ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE ORIGINAL
AMOUNT INVESTED.

THE BOND FUND
SEEKS TO PROVIDE INVESTORS WITH THE HIGHEST LEVEL OF CURRENT INCOME WITHOUT UNDUE RISK OF PRINCIPAL.

PRINCIPAL INVESTMENT STRATEGIES AND SECURITY SELECTION CRITERIA
The Fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Bond Fund invests at least 80 percent of its total assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, non-U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (SAI).

When choosing investments, the portfolio manager adheres to the following policies:

      1) The Fund may invest as much as 45 percent of the portfolio in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's, or between BB+ and B by Standard &
            Poors (S&P). If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Fund. In the event that a security held by the Bond Fund is downgraded below B3 by Moody's and B- by S&P, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.
      2) The Fund can invest as much as 20 percent of the total portfolio in mortgage backed securities, backed by the U.S. Government or its agencies.
      3) No more than 50 percent of the Fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.

      4) The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5 percent of the portfolio in unrated securities.
      5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
                   -  present and potential liquidity
                   -  capability to generate funds
                   -  profitability
                   -  adequacy of capital
When selling investments, the portfolio manager considers the following:

      1) Whether the current market price accurately reflects the credit worthiness of the company.
      2) Whether changes in the industry could have a negative impact on the company's business or marketing opportunities.
      3)    Credit ratings which fall below the Fund's minimum standards.
      4) The possible impact of rising or falling interest rates on bonds in the Fund.

The Bond Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity.

PRINCIPAL RISKS




Interest Rate Risk - The Bond Fund is subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Low Credit Rating - Issuers of junk bonds are not as strong financially as those companies issuing investment grade bonds. Investments in junk bonds are considered to be predominantly speculative when compared to investment grade bonds. The value of debt securities may be affected by changing credit ratings.

Credit Risk - Whenever the Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking this additional risk.

Call Risk - Investment grade and high-yield bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the Fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

Prepayment Risk - There is the risk that an investor will receive a portion of his principal prior to the stated investment's maturity date and have to invest such proceeds at a lower interest rate.
Mortgage-backed securities are subject to prepayment risk.

Limited Market Trading - There may be little market trading for particular bonds, which may adversely affect the Fund's ability to value or sell the bonds.

WHO SHOULD INVEST?
The BOND FUND may be suitable for you if:
      - You want to add a high-risk fixed income fund to your current portfolio
      - You have a long-term time horizon (at least 5 years)
      - You are seeking current income rather than growth
      - You have a high tolerance for risk and can accept large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES)
SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BOND FUND ANNUAL RETURNS BAR CHART FOR 1993-2002]

The Fund's highest/lowest quarterly results during this time period were:
HIGHEST:     + 7.28%    2ND QUARTER 1995
LOWEST:      - 3.38%    1ST QUARTER 1994

[SIDEBAR]
A Word About past performance...
When you see information on a Fund's performance, do not consider the figures to be an indication of the performance you could expect
by making a purchase in the Fund today.   The past is an imperfect
guide to the future and you should not expect future performance to be predicted by past performance.
[END SIDEBAR]

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown.
In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.


PERFORMANCE SUMMARY
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002

---------------------------------------------------------------------------
                                           1 Year      5 Years     10 years
---------------------------------------------------------------------------
BOND FUND
     Before Taxes                           7.97%        5.56%*      6.53%*
     After Taxes on Distributions           5.29%        2.77%       3.64%
     After Taxes on Distributions and
          Sale of Fund Shares               4.82%        3.02%       3.76%
  Indexes (reflect no deductions for
   fees, expenses or taxes)
     Lehman Brothers Aggregate Bond Index  10.26%       7.55%       7.51%
     Lipper BBB-Rated Fund Index            7.20%       5.42%       6.83%
---------------------------------------------------------------------------

* The investment objectives of the Bond Fund changed on March 9, 1999.

LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.


LIPPER BBB-RATED FUND INDEX - is made up of the 30 largest mutual funds that hold at least 65 percent of the total fund assets in corporate or government bonds with credit ratings in the top four grades.

THE RETIREMENT INCOME FUND
SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME WITHOUT UNDUE RISK OF PRINCIPAL.

PRINCIPAL INVESTMENT STRATEGIES AND SECURITY SELECTION CRITERIA
The Fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Retirement Income Fund invests at least 65 percent of its total assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (SAI).

When choosing investments, the portfolio manager adheres to the following policies:

      1) The Fund may invest as much as 33 percent of the portfolio in lower rated, high-yielding securities
           (junk bonds),
            rated between Ba1 and B2 by Moody's or between BB+ and B by
            S&P. If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of
            the rating agencies shall not be a violation of the investment policies of the Fund. In the event that a security held by the
            Fund is downgraded below B3 by Moody's and B- by S&P, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.
      2) No more than 50 percent of the Fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.
      3) At least 50 percent of assets will be invested in the following securities:
             - obligations of, or guaranteed by the U.S. Government or its agencies
             - corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P
      4) The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5 percent of the portfolio in unrated securities.

      5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
                  -  present and potential liquidity
                  -  capability to generate funds
                  -  profitability
                  -  adequacy of capital

When selling investments, the portfolio manager considers the following:

      1) Whether the current market price accurately reflects the credit worthiness of the company.
      2) Whether changes in the industry could have a negative impact on the company's business or marketing opportunities.
      3)    Credit ratings which fall below the Fund's minimum standards.
      4) The possible impact of rising or falling interest rates on bonds in the Fund.

The Retirement Income Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity.

The Investment Adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses.
The Fund's policies regarding lower rated debt securities can be changed at any time without shareholder approval.

PRINCIPAL RISKS
Interest Rate Risk - The Retirement Income Fund is subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Low Credit Rating - Issuers of junk bonds are not as strong financially as those companies issuing investment grade bonds. Investments in junk bonds are considered to be predominantly speculative when compared to investment grade bonds. The value of debt securities may be affected by changing credit ratings.

Credit Risk - Whenever the Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

Call Risk - Investment grade and high-yield bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the Fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

Prepayment Risk - There is the risk that an investor will receive a portion of his principal prior to the stated investment's maturity date and have to invest such proceeds at a lower interest rate. Mortgage-backed securities are subject to prepayment risk.

Limited Market Trading - There may be little market trading for particular bonds, which may adversely affect the Fund's ability to value or sell the bonds.

[SIDEBAR]
A WORD ABOUT PORTFOLIO
DIVERSIFICATION...
Portfolio Diversification is the process of buying securities that are different from each other. In general, the more diversified a fund's portfolio of securities, the less likely that a specific security's poor performance will hurt the fund. Each of the Advance Capital I, Inc. Funds is diversified.
[END SIDEBAR]

WHO SHOULD INVEST?
The RETIREMENT INCOME FUND may be suitable for you if:
         You want to add a high risk fixed income fund to your current portfolio
         You have a long-term time horizon (at least five years)
         You are seeking current income rather than growth
         You have a high risk tolerance and can accept large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS
PROSPECTUS, YOU COULD LOSE MONEY!


INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years compare with those of a broad measure of market performance.
PAST PERFORMANCE (BEFORE AND AFTER
TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND ANNUAL RETURNS BAR CHART FOR 1993-2002]

The Fund's highest/lowest quarterly results during this time period were:
HIGHEST:     + 8.55%    2ND QUARTER 1995
LOWEST:      - 3.21%    1ST QUARTER 1994

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.


PERFORMANCE SUMMARY
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------
                                          1 Year       5 Years      10 Years
------------------------------------------------------------------------------
RETIREMENT INCOME FUND
     Before Taxes                          8.80%        5.39%        7.30%
     After Taxes on Distributions          6.04%        2.52%        4.25%
     After Taxes on Distributions and
          Sale of Fund Shares              5.33%        2.84%        4.31%

Indexes (reflect no deductions for
   fees, expenses or taxes)
     Lehman Brothers Aggregate Bond Index 10.26%        7.55%        7.51%
     Lipper BBB-Rated Fund Index           7.20%        5.42%        6.83%
-------------------------------------------------------------------------------


LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.


LIPPER BBB-RATED FUND INDEX - is made up of the 30 largest mutual funds that hold at least 65 percent of the total fund assets in corporate or government bonds with credit ratings in the top four grades.

THE BALANCED FUND
SEEKS TO PROVIDE CAPITAL GROWTH, CURRENT INCOME AND PRESERVE
CAPITAL THROUGH A PORTFOLIO OF STOCKS AND FIXED INCOME SECURITIES.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to reach its investment objective by investing in a mixed portfolio of stocks and bonds. The Fund normally invests 60 percent of total assets in common stocks and 40 percent in fixed income securities. The Fund may hold a limited amount of cash to be used for redemptions.

SECURITY SELECTION
The Balanced Fund seeks to provide investors with capital appreciation, current income and preservation of capital by investing in a mix of stocks and bonds. Equity securities will not represent less than 25 percent of the portfolio. Fixed income securities may represent as much as 75 percent, but not less than 25 percent.

The Investment Adviser invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential. Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody's or BBB- or better by S&P) and other debt securities. In the event that a security held by the Balanced Fund is downgraded below investment grade, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.

The Balanced Fund primarily invests in common stocks and investment grade bonds. Although not principal to the Fund's objective, the Fund may also invest in other securities including foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to affect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities.


When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

      1) The potential impact of management changes, strategic marketing opportunities and competition on both the large cap value and small cap growth stocks in the Fund.
      2) Whether a security's price is overvalued compared to future earnings growth.
      3) The likely impact of rising or falling interest rates on bonds in the Fund.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


PRINCIPAL RISKS
Price Volatility - The return from the stock portion of the portfolio will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund's investments in small and mid-size companies could be volatile and sensitive to steep share price declines in the event their earnings disappoint investors. Bond prices will fluctuate as interest rates and credit ratings change. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons.
Some reasons include:
         lower than expected earnings
         increase in interest rates
         overall economic condition
         investor perception

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased.
The Balanced Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Stocks vs. Bonds - Balanced funds are considered "middle-of-the-road" investments. Because stocks and bonds can move in different directions, balanced funds attempt to use the rewards from one type of investment to offset the risks of another. While the securities in the portfolio tend to "balance" each other out, investors still face the risk of losing money when investing. The risks vary depending on the Fund's mix of stocks, bonds and money market securities.
The greater the percentage of stocks, the greater the risk. The Fund's bond holdings help to lessen some of the volatility that the stocks create. Although investors think bonds are less risky than stocks, there have been times when bond values have fallen due to rising interest rates.
A balanced fund may not be as greatly affected by interest rate changes as a fund that is made up entirely of bonds. Also, the Fund's balance between stocks and bonds could limit its potential for capital growth compared to an all-stock fund.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return.
Any attempt by the Fund to use such investments for hedging purposes may not be successful.

WHO SHOULD INVEST?
The BALANCED FUND may be suitable for you if:
You want to add a balanced fund to your existing portfolio
You are looking for a moderate level of growth and a moderate level of income
You have a long-term time horizon (at least 5 years)
You can tolerate the ups and downs of movement in the stock and bond markets

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS
PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BALANCED FUND
ANNUAL RETURNS BAR CHART FOR 1993-2002]

The Fund's highest/lowest quarterly results during this time period were:
HIGHEST:     + 10.86%   2ND QUARTER 1997
LOWEST:      -  8.09%   3RD QUARTER 2002

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions
(for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown.
In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.


PERFORMANCE SUMMARY
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------
                                            1 Year      5 Years     10 years
-----------------------------------------------------------------------------
BALANCED FUND
     Before Taxes                           -6.72%        4.39%      8.67%
     After Taxes on Distributions           -7.71%        2.95%      7.12%
     After Taxes on Distributions and
          Sale of Fund Shares               -4.11%        2.97%      6.52%

Indexes (reflect no deductions for
   fees, expenses or taxes)
     Lehman Brothers Aggregate Bond Index   10.26%        7.55%      7.51%
     S & P 500 Index                       -22.10%       -0.58%     11.37%
     Lipper Balanced Index    	       -10.69%        2.10%      7.53%
-----------------------------------------------------------------------------

LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

S & P 500 INDEX - A capitalization weighted index of 500 stocks.
The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


LIPPER BALANCED INDEX - consists of the 30 largest mutual funds whose primary investment objective is to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds.

THE CORNERSTONE STOCK FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to meet its objective by investing in the common stocks of large, well established companies. The portfolio manager looks for companies that have established product lines, solid
management and substantial financial resources.   While some companies
may pay a dividend, current income (dividends) is not an objective of the Fund. Any income that you earn in this Fund should be considered incidental.

SECURITY SELECTION
The Cornerstone Stock Fund invests at least 80 percent of its assets in common stocks, not including stock index futures and options. Although not principal to the Fund's objective, the Fund may also invest in other securities including preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may write covered call options and purchase put options on securities and financial indices.

When considering whether or not to sell investments, the portfolio manager considers the following:

      1) If a company's market capitalization falls significantly and fails to meet the minimum objectives of a large growth stock.

      2) Whether a security's price is overvalued compared to future earnings growth.
      3) Potential industry consolidations or pressures which may negatively impact a company's value.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

PRINCIPAL RISKS




Price Volatility - Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons.
Some reasons include:
       -  lower than expected earnings
       -  increase in interest rates
       -  overall economic condition
       -  investor perception

Risk vs. Return - Larger companies tend to be more stable than smaller companies. In addition, they have established product lines, plenty of financial resources and a market for their stocks that is very liquid. This means that there are a lot of investors who are constantly buying and selling their stocks. It is generally accepted, however, that the lower the risk of a stock, the lower your potential return.
In addition, as with any stock, you face the risk of losing money.

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Cornerstone Stock Fund should not be relied upon for short-term financial needs.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

WHO SHOULD INVEST?
The CORNERSTONE STOCK FUND may be suitable for you if:
      You want to add a growth fund to your existing portfolio You have a long-term time horizon (at least 5 years)
      You want to invest for the growth potential in the stocks of large companies
      You do not need, or are not concerned with, dividend income You have a high tolerance for risk and can handle large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. CORNERSTONE STOCK
FUND ANNUAL RETURNS BAR CHART FOR 1998-2002]

* From December 17, 1998 (commencement of operations) to
  December 31, 1998.

The Fund's highest/lowest quarterly results during this time were:
highest:  + 18.72%      4th quarter 1999
lowest:   - 19.58%      3rd quarter 2001

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.



PERFORMANCE SUMMARY
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------
                                      1 Year     5 Years    Life of  Fund
                                                           (Since 12-17-1998)
-----------------------------------------------------------------------------
CORNERSTONE STOCK FUND
     Before Taxes                     -28.63%        N/A         -11.04%
     After Taxes on Distributions     -28.76%        N/A         -11.12%
     After Taxes on Distributions and
          Sale of Fund Shares         -17.58%        N/A          -8.52%

Indexes (reflect no deductions for
   fees, expenses or taxes)
     S & P 500 index                  -22.10%        N/A          -5.65%
------------------------------------------------------------------------------


S & P 500 INDEX - A capitalization weighted index of 500 stocks.
The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


THE EQUITY GROWTH FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to reach its investment objective by investing primarily in a diversified group of small and medium-sized growth companies. Small companies are considered to have market capitalization less than $5 billion. Medium-sized companies are considered to have market capitalization in the range of companies comprising the Russell Midcap Growth Index Total Return at the time of purchase. The Fund has the flexibility to purchase some larger companies. The portfolio manager looks for companies that are early in their development, have new management, new products or recent structural changes. You may never have heard of many of these companies. They usually do not pay dividends. Instead, they reinvest all profits back into the business to help it grow.
Any income earned in this Fund should be considered incidental.

SECURITY SELECTION
The Equity Growth Fund seeks long-term growth of capital by investing in small and medium-sized growth companies.
When choosing stocks, the portfolio manager uses a combination of top-down quantitative models and fundamental bottom-up research to select companies with the following characteristics:
        - companies that are just starting out but are expected to grow revenues, earnings and cash flow over time
        - companies that have gone unnoticed by the investment community
        - companies with capable management, new products, sustainable competitive advantage or recent structural changes

The Equity Growth Fund invests at least 80 percent of its total assets in common stocks with a focus on small and medium-sized growth companies, not including stock index futures and options. Although not principal to the Fund's objectives, the Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone.
These securities include: foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

      1) The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
      2) Whether a security's price is overvalued compared to future earnings growth.
      3) How changes in the economy will impact the value of a company's stock.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


RELATED RISKS
Market Risk - There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.
Any investment in the Fund may be worth more or less when redeemed than when purchased. The Equity Growth Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.


Small and Medium-sized Companies - Although companies in the Equity Growth Fund may offer greater opportunity for growth than larger, more established companies, investments in small to medium-sized companies involve greater risks.Small and medium-sized companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Small and medium-sized companies tend to trade less frequently and be more sensitive to market changes than the market in general. In addition, these companies may be so small within their respective industries that they may become subject to intense competition from larger or more established companies. Finally, smaller growth stocks can have steep price declines if their earnings disappoint investors. Since the Fund will be significantly invested in this market sector, investors will be exposed to its volatility.

Growth Stocks - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

Risk vs. Return - History indicates that small and medium-size company stocks provide higher returns than those of larger companies, but they also have greater risk. In comparison to larger, more established companies, smaller companies tend to:
Suffer more significant losses
Be more volatile and somewhat more speculative
Trade less often
Offer fewer product lines and have fewer financial resources

WHO SHOULD INVEST?
The EQUITY GROWTH FUND may be suitable for you if:
      You want to add a growth fund to your existing portfolio
      You have a long-term time horizon (at least 5 years)
      You want to focus on smaller-company stocks
      You do not need, or are not concerned with, dividend income
      You have a high tolerance for risk and can handle large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. EQUITY GROWTH FUND ANNUAL RETURNS BAR CHART 1993-2002]

The Fund's highest/lowest quarterly results during this time were:
HIGHEST:    + 34.09%    4TH QUARTER 1999
LOWEST:     - 25.24%    3RD QUARTER 2001

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.





PERFORMANCE SUMMARY
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------
                                          1 Year        5 Years     10 years
------------------------------------------------------------------------------
EQUITY GROWTH FUND
    Before Taxes                          -22.14%         4.24%        8.70% *
    After Taxes on Distributions          -22.14%         3.56%        8.04%
    After Taxes on Distributions and
          Sale of Fund Shares             -13.59%         3.67%        7.31%

Indexes (reflect no deductions for
   fees, expenses or taxes)
Russell Midcap Growth Index Total Return  -27.41%        -1.82%        6.70%
     Lipper Midcap Growth Fund Index	-28.47%        -1.49%        6.41%
------------------------------------------------------------------------------

* The investment objectives and policies of the Equity Growth Fund were changed at the end of 1993 and the Fund became a mid cap growth fund at that time.

RUSSELL MIDCAP GROWTH INDEX TOTAL RETURN - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MIDCAP GROWTH FUND INDEX - is made up of the 30 largest mutual funds that hold at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

[SIDEBAR]
A WORD ABOUT FEES AND EXPENSES?
Fees and expenses are an important consideration when choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating the fund plus any transaction cost incurred when buying, selling, or exchanging shares. These costs can reduce the fund's return. Even small differences in fund expenses can have a dramatic impact over time. The funds' OPERATING
EXPENSES are:
MANAGEMENT FEES - The percentage of fund assets paid to the fund's investment manager.
DISTRIBUTION FEES - An annual charge ("12b-1") to existing shareholders to cover the cost of selling shares to new shareholders.
Other Expenses - Expenses for servicing of shareholder accounts, including costs for such services as:
     - providing statements and reports
     - disbursing dividends
     - maintaining accounts
     - custodial fees
     - auditor fees
     - providing various other services.

These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Expenses vary among the funds for a variety of reasons, including fund size, differences in management fees, frequency of dividend payments, and average account size.
[END SIDEBAR]

FEES & EXPENSES
All Advance Capital I, Inc. Funds are no-load funds. This means you may purchase and sell shares in any of these mutual funds without incurring any sales charges. All the money that you invest in the Fund(s) goes to work for you. The table below shows that you pay no such fees. In addition, the following table describes the annual fees and expenses that you pay if you buy and hold shares of the Funds.

                  SHAREHOLDER TRANSACTION EXPENSES
              (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases            None
Maximum Deferred Sales Charge (Load)                        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividend  None
Redemption fee                                              None
Exchange fee                                                None
----------------------------------------------------------------



                  ANNUAL FUND OPERATING EXPENSES
             (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------
Fund	                  Mgmt 	  Distribution  Other	  Total Annual Fund
                        Fees    (12b-1)Fees   Expenses  Operating Expenses
-----------------------------------------------------------------------------
Bond Fund	            .40%	     .25%	      .05%	        .70%
Retirement Income Fund*	.50%	     .25%	      .05%	        .80%
Balanced Fund*	      .70%	     .25%	      .03%	        .98%
Cornerstone Stock Fund	.40%	     .25%	      .07%	        .72%
Equity Growth Fund*	.70%	     .25%	      .06%	       1.01%
-----------------------------------------------------------------------------

* T. Rowe Price is paid a sub-advisory fee from the management fees paid to Advance Capital Management. T. Rowe Price is paid .20% on average daily net assets up to $100 million and .15% on average daily net assets over $100 million of the Equity Growth Fund and the equity portion of the Balanced Fund. Advance Capital Management is paid .70% on average daily net assets for the Equity Growth and Balanced Funds up to $200 million and .55% on average daily net assets over $200 million. Advance Capital Management is paid .50% on average daily net assets up to $200 million for the Retirement Income Fund and .40% on average daily net assets over $200 million.


PLAN OF DISTRIBUTION
The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase your expense ratio and may, over time, cost you more than other types of sales charges.

EXAMPLE
This example is intended to help you compare the cost of investing in the Advance Capital I, Inc. Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
------------------------------------------------------------------
Fund	                 1 Year    3 Years    5 Years 	    10 Years
------------------------------------------------------------------
Bond Fund	             $ 72     $224	   $390	     $  871
Retirement Income Fund	 $ 82	    $255	   $444	     $  990
Balanced Fund	       $100	    $312	   $542	     $1,201
Cornerstone Stock Fund	 $ 74	    $230	   $401	     $  894
Equity Growth Fund	 $103	    $322	   $558	     $1,236
------------------------------------------------------------------

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED
A REPRESENTATION OF PAST OR FUTURE EXPENSES.  THE ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE SHOWN.

MANAGEMENT, ORGANIZATION, & CAPITAL STRUCTURE
INVESTMENT ADVISER
Advance Capital Management, Inc. began serving as Investment Adviser to Advance Capital I, Inc. in 1987 and currently serves as Investment Adviser to all of the Advance Capital I, Inc. Funds.
Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, MI 48076, is responsible for the day-to-day management of the investment portfolios and other business affairs. Advance Capital Management, Inc., conducts investment research, offers advice and recommendations concerning each Funds' investments, and supplies certain administrative, compliance, and accounting services to the Funds.

SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as the Sub-Investment Adviser for the common stock portion of the Balanced Fund and for the Equity Growth Fund.
T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. It is one of the leading no-load mutual fund managers in the nation.


MANAGEMENT PERSONNEL
------------------------------------------------------------------------
Portfolio Manager                        Funds Managed - Beginning Date
------------------------------------------------------------------------
John C. Shoemaker                        Bond - 1987
Advance Capital Management, Inc.         Retirement Income - 1993
President                                Cornerstone Stock - 1998
                                         Balanced - 1987
                                         Equity Growth - 1987
------------------------------------------------------------------------
Christopher M. Kostiz                    Bond - 1995
Advance Capital Management, Inc.         Retirement Income - 1995
Senior Portfolio Manager                 Cornerstone Stock - 1998
                                         Balanced(Bonds) - 1995
------------------------------------------------------------------------
Richard T. Whitney, CFA                  Equity Growth - 1994
T. Rowe Price                            Balanced (Stocks) - 1994
Vice President
------------------------------------------------------------------------
Donald J. Peters                         Equity Growth - 1994
T. Rowe Price                            Balanced (Stocks) - 1994
Vice-President
------------------------------------------------------------------------


SHAREHOLDER INFORMATION
PRICING OF FUND SHARES
The Fund's share price, also called its net asset value, or NAV, is calculated each business day that the New York Stock Exchange is open, after the close of trading (generally 4 p.m. Eastern time). The NAV is not calculated on days when the New York Stock Exchange is closed.

The net asset value is calculated by totaling the assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding. In calculating the value of total assets, securities are valued at market price. If a market quotation is not readily available, securities are valued at their fair value.

                               Total Assets - Total Liabilities
                               ---------------------------------
       Net Asset Value =         Number of Shares Outstanding

The daily net asset value is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.


HOW TO PURCHASE SHARES
You may purchase shares in any of the Funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

      By Regular Mail:                    By Overnight Mail:
     ------------------------            ---------------------------
      Advance Capital I, Inc.             Advance Capital I, Inc.
      P.O. Box 3144                       One Towne Square, Ste 444
      Southfield, MI  48037               Southfield, MI  48076

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Your order will be processed at the next NAV calculated after your order is received.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each Fund.

The minimum initial investment in all of the Funds is $10,000
(or $2,000 for IRA accounts). This investment may be distributed in any of the Funds as long as a $1,000 minimum investment is maintained in each Fund selected.

HOW TO EXCHANGE SHARES
An exchange is the selling of shares of one Advance Capital
I, Inc. Fund to purchase shares of another Advance Capital I, Inc. Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares in writing or by telephone. Advance Capital reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. Your order will be processed at the next NAV calculated after your order is received. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event, more than seven days. Redemptions are either made by written instruction or by telephone.


How to Redeem Shares From An IRA Account
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may however, request a redemption from your IRA by telephone to establish the Net Asset Value pricing of that redemption if and only if you will pick up the redemption check, in person, at the Company's headquarters at One Towne Square, Suite 444, Southfield, Michigan and sign the IRA Distribution Form at that time. If you do not appear and sign the form within seven business days, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption NAV).

Advance Capital charges a $50 fee for a 100 percent redemption of an IRA account. The fee will automatically be taken from the proceeds of the sale.

[SIDEBAR]
WORD ABOUT SIGNATURE GUARANTEES...
A signature guarantee is a measure designed to protect you from fraud by assuring that your signature is genuine. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange ("NYSE").
Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.

A Word About Cash Reserves...
Holding "cash" does not mean that the fund literally holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep a small percentage of assets in cash to accommodate shareholder redemptions.

While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow the investment advisers to hold up to 20 percent of a fund's assets in cash reserves. [END SIDEBAR]

HOW TO REDEEM SHARES FROM A NON-IRA ACCOUNT
If you are selling shares from a non-IRA account for an amount of $25,000 or less, you may redeem your shares by telephone provided you authorized "Telephone Redemption Service" on your initial account application. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 on any business day between the hours of 8:00 AM and 4:00 PM, Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group to:

      1) Take instruction from any person by telephone to redeem or sell shares from your account.
      2) Take written instruction to redeem an amount of $25,000 or less regardless of whether or not the request was signature guaranteed.
      3) Take instruction from any person by telephone to change your address.
      4) Take written instruction to change your address regardless of whether or not the request was signature guaranteed.

The Funds and Advance Capital Group will take reasonable precautions to ensure that any requests made are legitimate.
For example, the Funds and Advance Capital Group will ask for certain personal forms of identification. If such reasonable precautions are taken, the Fund and Advance Capital Group will not be held responsible for any losses resulting from unauthorized transactions. You will receive a statement each time a telephone redemption is made to confirm that instructions communicated by telephone are genuine.

IF YOU ARE SELLING SHARES FROM A NON-IRA ACCOUNT FOR AN AMOUNT OVER $25,000, YOU MUST SUBMIT A MEDALLION SIGNATURE GUARANTEED LETTER OF INSTRUCTION. THE LETTER MUST STATE YOUR NAME, ACCOUNT NUMBER, THE NAME OF THE FUND AND THE DOLLAR OR SHARE AMOUNT
YOU WISH TO REDEEM. EXCEPTIONS TO THIS RULE REQUIRE REPRESENTATIVE APPROVAL AND MANAGEMENT AUTHORIZATION.

RESTRICTIONS ON REDEMPTIONS
Checks Mailed to an Address Other than the Address of Record:
If you would like a check to be mailed to an address other than your address of record, you must submit a medallion signature guaranteed letter of instruction. Exceptions to this rule require representative approval and Management authorization.


Redemption in Kind:
Each Fund is obligated to redeem shares in cash up to $250,000 or 1 percent of the Fund's NAV, whichever is less, for any shareholder within the 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the Fund will pay all or a portion of the remainder of the distribution in liquid or readily marketable portfolio instruments that the Board of Directors deem fair and reasonable.

Redemption in kind is not as liquid or marketable as cash.
If redemption is made in kind, shareholders may need to sell the securities for less than their value at the time of redemption and may incur fees associated with this sale.

[SIDEBAR]
A Word About "Market Timing"...
Market timing is the switching of money into investments when you expect prices to rise, and taking money out when you expect them to fall. As money is shifted in and out, a fund incurs expenses for buying and selling of the securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Advance Capital discourages short-term trading by closely monitoring daily transactions of its shareholders.

A Word About "Buying a Dividend"...
"Buying a Dividend" is the practice of purchasing shares of a fund shortly before it makes a distribution.
The payment of a cash dividend decreases a mutual fund's net asset value, thereby returning shares to you as a taxable distribution.

As an example: If, on December 15th, you invest $5,000 for 250 shares of a fund at $20 per share and the fund pays a distribution of $1 per share on December 16th, its share price would drop to $19 (ignoring market changes). You would still have only $5,000 (250 shares times $19=$4,750 in share value, plus $250 in distributions), but you would owe tax on the $250 distribution you received
(even if you had reinvested it in more shares).  To avoid
"buying a dividend," check a fund's distribution schedule before you invest.
[END SIDEBAR]


Redemption Before Checks Clear:
-------------------------------
When you purchase shares by check, payment of the proceeds may be delayed until the check clears the bank.
Up to 15 calendar days may be allowed from the purchase date for a check to clear.


Accounts with Low Balances:
---------------------------
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all Funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital I, Inc. could sell shares of a specific fund if that one fund falls below the $1,000 minimum. Shares will not be sold if the total account balance for all Funds falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the Funds.
Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.

DIVIDENDS AND DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the Fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the Fund sells securities for a higher price than it paid for them.

DISTRIBUTION OPTIONS
You can receive distributions in a number of ways:

Reinvestment                  Dividends and capital gains are
                              automatically reinvested in
                              additional
                              shares of the Fund unless you
                              request a
                              different distribution method.

Dividends in Cash             Dividends are paid by check and
                              mailed to
                              your address of record, and capital
                              gains are reinvested in
                              additional shares of the Fund.

Capital Gains in Cash         Capital gains distributions are
                              paid by check and mailed to
                              your address of record, and
                              dividends are reinvested
                              in additional shares of
                              the Fund.

Dividends and Capital Gains   Both dividends and capital gains
In Cash                       distributions are paid by check
                              and mailed to your address
                              of record.

[SIDEBAR]
A WORD ABOUT INVESTING FOR THE LONG TERM...
Each fund is intended to be a long-term investment vehicle;
none are designed to provide investors with a means of speculating on short-term fluctuations in the market.
[END SIDEBAR]

                         DISTRIBUTION SCHEDULE
------------------------------------------------------------------------------
      Fund                    Dividends Paid                Capital Gains Paid
------------------------------------------------------------------------------
Bond Fund               Declared daily, paid monthly        Declared annually,
                                                            paid in December
Retirement Income Fund	Declared daily, paid monthly        Declared annually,
                                                            paid in December
Balanced Fund           Declared daily, paid monthly        Declared annually,
                                                            paid in December
Cornerstone Stock Fund	Declared annually, paid in December	Declared annually,
                                                            paid in December
Equity Growth Fund      Declared annually, paid in December	Declared annually,
                                                            paid in December
------------------------------------------------------------------------------

Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the Fund's income for the following Saturday, Sunday, or holiday.

TAX CONSEQUENCES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live.

To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

FINANCIAL HIGHLIGHTS
This table is intended to help you understand each Funds' financial performance for the past 5 years. Information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements are included in the annual report, which is available upon request.



-----------------------------------------------------------------------------------------
Bond Fund
Years ended December 31                         2002      2001 	 2000    1999    1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of year	            $9.68     $9.52	 $9.58   $10.62  $10.52
                                                -----     -----    -----   ------  ------
Income from investment operations
     Net investment income 	                   0.63	     0.67	  0.77     0.75	 0.67
     Net realized & unrealized gain
     (loss) on investments	                   0.11	     0.16	 (0.06)   (1.04)	 0.15
					                  -----     -----    -----    -----   -----
Total from investment operations	             0.74	     0.83	  0.71    (0.29)	 0.82
					                  -----     -----    -----    -----   -----
Less Distributions
     Net investment income	                  (0.63)    (0.67)	 (0.77)   (0.75)	(0.67)
     Net realized gain on investments            0.00	     0.00	  0.00     0.00	(0.05)
					                  -----     -----    -----    -----
     Total distributions                        (0.63)    (0.67)	 (0.77)   (0.75)	(0.72)
					                  -----     -----    -----    -----  ------
Net asset value, end of year                    $9.79	    $9.68	 $9.52    $9.58  $10.62
					                  =====     =====    =====    =====  ======
Total Return (%)                                 7.97	     8.87	  7.09    (3.71)	 8.12

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)       $146,003	 $114,212  $68,053  $34,362  $3,746
Ratio of expenses to average net assets (%)	 0.70	     0.71	  0.70     0.73	 0.52
Ratio of net investment income
     to average net assets (%)	             6.55	     6.92	  7.55     6.64	 6.35
Portfolio turnover rate (%)	                  24.66	    23.85	 14.88    32.43	11.56



---------------------------------------------------------------------------------------------
Retirement  Income Fund
Years ended December 31	                        2002 	    2001 	  2000     1999	 1998
---------------------------------------------------------------------------------------------
Net asset value, beginning of year              $9.56	    $9.50     $9.61    $10.56    $10.65
                                                -----     -----     -----     -----    ------
Income from investment operations
     Net investment income                       0.64      0.68      0.71      0.71      0.73
     Net realized & unrealized gain
     (loss) on investments                       0.17      0.06     (0.11)	(0.95)    (0.08)
					                  -----     -----     -----     -----    ------
Total from investment operations                 0.81      0.74      0.60	(0.24)     0.65
					                  -----     -----     -----     -----    ------
Less Distributions
     Net investment income                      (0.64)    (0.68)    (0.71)	(0.71)    (0.73)
     Net realized gain on investments  	       0.00      0.00      0.00	 0.00     (0.01)
					                  -----     -----     -----     -----    ------
     Total distributions	                  (0.64)    (0.68)	  (0.71)	(0.71)    (0.74)
					                  -----     -----     -----     -----    ------
Net asset value, end of year	                  $9.73	    $9.56	  $9.50	$9.61	   $10.56
					                  =====     =====     =====     =====    ======
Total Return (%)	                               8.80	     7.95	   6.59	(2.33)     6.33

Ratios and Supplemental Data
Net assets, end of year (in thousands)       $199,851  $200,346  $203,897  $209,791  $221,221
Ratio of expenses to average net assets (%)      0.80	     0.80	   0.79      0.81      0.79
Ratio of net investment income
     to average net assets (%)	             6.70	     7.06	   7.53      7.06      6.87
Portfolio turnover rate  (%)	                  22.83	    30.76	  19.62     17.89     19.52







---------------------------------------------------------------------------------------------
Balanced Fund
Years ended December 31                         2002      2001      2000      1999      1998
---------------------------------------------------------------------------------------------
Net asset value, beginning of year             $17.38    $18.19    $17.02    $17.13    $15.69
                                                -----     -----     -----     -----     -----
Income from investment operations
     Net investment income                       0.45      0.52      0.52      0.51      0.48
     Net realized & unrealized gain
     (loss) on investments                      (1.61)    (0.81)     1.18      0.87      1.56
					                  -----     -----     -----     -----     -----
Total from investment operations                (1.16)    (0.29)     1.70      1.38      2.04
					                  -----     -----     -----     -----     -----
Less Distributions
     Net investment income                      (0.45)    (0.52)    (0.52)    (0.51)    (0.48)
     Net realized gain on investments            0.00      0.00     (0.01)    (0.98)    (0.12)
					                  -----     -----     -----     -----     -----
     Total distributions                        (0.45)    (0.52)    (0.53)    (1.49)    (0.60)
					                  -----     -----     -----     -----     -----
Net asset value, end of year                   $15.77    $17.38    $18.19    $17.02    $17.13
					                  =====     =====     =====     =====     =====
Total Return (%)                                (6.72)    (1.58)    10.13      8.37     13.15

Ratios and Supplemental Data
Net assets, end of year (in thousands)       $223,769  $232,991  $207,677  $169,216  $125,883
Ratio of expenses to average net assets (%)      0.98      0.98      1.00      1.03      1.01
Ratio of net investment income
     to average net assets (%)                   2.77      2.97      2.97      2.97      2.92
Portfolio turnover rate  (%)                    14.57     12.23     10.26     23.76     11.04

                             27


----------------------------------------------------------------------------------------------
Cornerstone Stock Fund
Years ended December 31                           2002    2001     2000     1999    1998*
----------------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.70   $10.72   $13.55   $10.46  $10.00
                                                 -----    -----    -----    -----   -----
Income from investment operations
     Net investment income                        0.03     0.01     0.02     0.01    0.00
     Net realized & unrealized gain
     (loss) on investments                       (2.52)   (2.02)   (2.83)    3.09    0.46
					                   -----    -----    -----    -----   -----
Income from investment operations                (2.49)   (2.01)   (2.81)    3.10    0.46
					                   -----    -----    -----    -----   -----
Less Distributions
     Net investment income                       (0.03)   (0.01)   (0.02)   (0.01)   0.00
					                   -----    -----    -----    -----   -----
     Total distributions                         (0.03)   (0.01)   (0.02)   (0.01)   0.00
					                   -----    -----    -----    -----   -----
Net asset value, end of period                   $6.18    $8.70   $10.72   $13.55  $10.46
					                   =====    =====    =====    =====   =====
Total Return (%)                                (28.63)  (18.72)	(20.77)   29.62    4.60

Ratios and Supplemental Data
Net assets, end of period (in thousands)       $40,803  $62,266  $62,590  $52,356  $7,316
Ratio of expenses to average net assets  (%)      0.72     0.72     0.71     0.77    0.66**
Ratio of net investment income
     to average net assets  (%)                   0.39     0.16     0.14     0.11    1.20**
Portfolio turnover rate  (%)                     19.78     4.01    13.21     7.62    0.00



* From December 17, 1998 (commencement of operations) to December 31, 1998. ** Annualized






---------------------------------------------------------------------------------------------
Equity Growth Fund
Years ended December 31                        2002      2001      2000      1999     1998
---------------------------------------------------------------------------------------------
Net asset value, beginning of year            $22.95    $27.13    $26.43    $20.05   $17.25
                                               -----     -----     -----     -----    -----
Income (Loss) from investment operations
     Net investment loss                       (0.14)    (0.16)    (0.23)    (0.14)   (0.10)
     Net realized & unrealized gain
     (loss) on investments                     (4.94)    (4.02)     2.14     10.01     2.90
					                 -----     -----     -----     -----    -----
Total from investment operations               (5.08)    (4.18)     1.91      9.87     2.80
					                 -----     -----     -----     -----    -----
Less Distributions
     Net realized gain on investments           0.00      0.00     (1.21)    (3.49)    0.00
					                 -----     -----     -----     -----    -----
     Total distributions                        0.00      0.00     (1.21)    (3.49)    0.00
					                 -----     -----     -----     -----    -----
Net asset value, end of year                  $17.87    $22.95    $27.13    $26.43   $20.05
					                 =====     =====     =====     =====    =====
Total Return (%)                              (22.14)   (15.41)     7.10     50.14    16.23

Ratios and Supplemental Data
Net assets, end of year (in thousands)       $99,120  $126,970  $136,136  $114,515  $68,061
Ratio of expenses to average net assets (%)     1.01      1.00      1.01      1.02     1.02
Ratio of net investment loss
     to average net assets (%)                 (0.68)    (0.69)    (0.76)    (0.63)   (0.58)
Portfolio turnover rate  (%)                   12.03      9.43     18.57     36.49    22.34

                             28

Additional information about Advance Capital I, Inc., contained in the Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available, upon request, without charge by writing to Advance Capital I, Inc. at the address on the cover or by calling
(248) 350-8543 or (800) 345-4783. The Statement of Additional Information bears the same date as this prospectus and is incorporated by reference in its entirety into this prospectus.

Further, information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Finally, information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at (800) SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.
















					Investment Company	File No. 811-05127

ADVANCE CAPITAL I, INC.
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2003

This Statement is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated April 30, 2003. Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment should be made without first reading the Prospectus. You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:


                              Advance Capital I, Inc.
                              P.O. Box 3144
                              Southfield, MI  48037






TABLE OF CONTENTS

                                                                Page

Fund History                                                       2
Fund Description                                                   2
Proxy Voting Policies and Procedures                               6
Management of the Fund                                            14
Control Persons and Principal Holders of Securities               18
Investment Advisory and Other Services                            18
Portfolio Transactions                                            21
Capital Stock and Other Securities                                22
Purchase and Pricing of Shares                                    23
Taxation of the Fund                                              24
Performance Information                                           24
Financial Statements                                              27

FUND HISTORY
Advance Capital I, Inc. (the Company) was organized on March 6, 1987 as a Maryland Corporation. The Company is an open-end, diversified, management investment company offering five distinct portfolios
(the Funds).  The five portfolios are:

                        Bond Fund
                        Retirement Income Fund
                        Balanced Fund
                        Cornerstone Stock Fund
                        Equity Growth Fund

FUND DESCRIPTION
Each portfolio has its own investment objectives and policies. The following policies supplement the investment objectives and policies set forth in the Prospectus. Each policy applies to all Funds. The percentage limitations included in these policies apply only at the time of purchase. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.

GOVERNMENT OBLIGATIONS:
Each Fund may invest in obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Government National Mortgage Association, the Maritime Administration, and the Small Business Administration. Generally less than 50 percent of the Bond Fund, the Retirement Income Fund or the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund and the Cornerstone Stock Fund will have less than 5 percent of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the Investment Adviser, economic or business conditions warrant a temporary defensive investment position.

Each Fund may invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Each Fund will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal.
No more than 20 percent of the assets of the Bond Fund, Retirement Income Fund or the bonds in the Balanced Fund will be invested in these types of securities. No more than 5 percent of the Equity Growth Fund or the Cornerstone Stock Fund will be invested in these types of securities.


MONEY MARKET INSTRUMENTS:
Each Fund anticipates under normal conditions that no more than 20 percent of its assets will be invested in high-quality money market instruments. Under unusual market or economic conditions, during the initial start-up phase of a Fund or for temporary defensive purposes, each Fund may invest up to 100 percent of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Savings and Loan Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in commercial paper will be limited to issues within the highest rating, at the time of purchase, of Standard & Poors (S&P) or Moody's or, if not rated, are determined by the Investment Adviser to be of comparable quality.


REPURCHASE AGREEMENTS:
Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements in which banks, broker dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less)to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Funds or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.
In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds might incur a loss if the value of the collateral held declines during this period.

VARIABLE AND FLOATING RATE INSTRUMENTS:
Unrated variable or floating rate instruments will make up not more than 5 percent of any Fund's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to ensure they can meet payment upon demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.


NON-INTEREST BEARING SECURITIES:
The Bond Fund and Retirement Income Fund have not invested in non-income-producing securities in the past. Further, there are no present plans to invest in non-income producing securities in either of these Funds. Non-income producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are not plans to do so, the Bond Fund or Retirement
Income Fund may invest up to 5 percent of its assets in such securities. Should non-interest bearing securities be held in either of these Funds, there are special tax considerations associated with them. The Bond Fund or Retirement Income Fund will report interest on these securities as income even though no cash interest is received until the security's maturity or payment date. Therefore, either of these Funds may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.


STOCK INDEX FUTURES CONTRACT AND OPTIONS:
The Equity Growth Fund, the Balanced Fund and the Cornerstone Stock Fund (the Growth Portfolios) may enter into stock index futures contracts
(or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios will not use futures contracts for speculation. The Funds will limit the use of futures contracts so that (1) no more than 5 percent of each of the Growth Portfolios' assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30 percent of the Equity Growth Fund's total assets or 20 percent of the Balanced Fund's or Cornerstone Stock Fund's assets would be represented by such contracts. The Growth Portfolios may also write covered call options and purchase put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25 percent of the Equity Growth Fund's net assets or 15 percent of the Balanced Fund's or Cornerstone Stock Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the Investment Adviser to predict future movements in securities prices, interest rates and other economic factors. Each Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.
Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.


FOREIGN SECURITIES
The Equity Growth Fund and Balanced Fund each may invest up to 10 percent of total assets (excluding reserves) in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the portion of the fund's foreign investments that may be made in such countries.


EXCHANGE TRADED FUNDS (ETFS)
These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Equity Growth Fund and the Balanced Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS
These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates.
Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

FUND POLICIES
The Funds are subject to investment limitations. If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation. The portfolio manager will determine, based on current market conditions, when to realign the portfolio within its original investment limitations. The Fund may be unable to sell certain securities due to low credit ratings or limited market trading. The following investment limitations may only be changed with respect to a particular Fund by a vote of a majority of the shareholders. This means the affirmative vote of the lesser of (a) 50 percent of the outstanding shares of the Fund, or (b) 67 percent or more of the shares of the Fund present at a meeting if the holders of more than 50 percent of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

THE FUNDS WILL NOT:

1.)   Issue senior securities

2.)   Borrow money

3.) Engage in the business of underwriting securities of other issuers except to the extent that a Fund may technically be deemed to be an underwriter under the Securities
      Act of 1933 as amended in disposing of investment securities

4.) Invest more than 25 percent of each respective Fund's total assets in any one industry

5.) Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund, the Balanced Fund, or the Cornerstone Stock Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities

6.) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate

7.) Make loans, except that each Fund may purchase or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

8.) Invest in companies for the purpose of exercising management or control

9.) Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities and (2) the Bond Fund, the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity

10.) Purchase securities on margin, make short sales of securities or maintain a short position

11.) Invest more than 5 percent of a Fund's total assets in securities issued by a company which, together with any predecessor company, has been in continuous operation for fewer than three years

12.) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets as outlined in the Investment Company Act of 1940

13.) Permit the purchase or retention of the securities of any issuer if the officers, directors or trustees of the Company, its advisers or managers owning beneficially more
       than	one-half of 1 percent of the securities of such
       issuer together own beneficially more than 5 percent of such securities

14.) Commit more than 10 percent of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale

15.) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5 percent of the value of its total assets would be invested in such issuer, except that up to 15 percent of the value of each Fund's total assets may be invested without regard to the 5 percent limitation

16.) Acquire more than 10 percent of the voting securities of any one issuer



PROXY VOTING POLICIES AND PROCEDURES

ADVANCE CAPITAL MANAGEMENT, INC.

The following guidelines describe how Advance Capital Management, Inc. (Management), as adviser to the Advance Capital I, Inc. Funds, intends to vote on some commonly raised or potentially contentious proxy issues. These guidelines have been developed with a view to encourage companies to take action that is in the long-term best economic interest of shareholders. the guidelines are to help determine whether to support or oppose a proposal by a corporation (or shareholder), such action having been placed before all shareholders for a vote.

The guidelines cover a broad range of corporate governance matters. Management documents the reason for voting for or against all non-routine proxy proposals. Many types of proposals cannot be classified in advance as favorable or unfavorable.
Such a determination will depend on the origin and purpose of the proposal in the specific instance. In such cases, Management will assess each proposal individually to determine the probable effect on shareholder value and the impact on the rights of shareholders. In accordance with Management's fiduciary duty, we will vote in the manner that most enhances the long-term value of our investments.

BOARD RECOMMENDATIONS

One of the key factors to consider when investing in a particular company is the quality and depth of its management team. Management believes that the recommendation of a company's board on any issue should be given substantial weight in determining how proxies should be voted.
Generally, Management will vote with the board on proxy issues. The portfolio manager has latitude to vote against the board recommendations in instances where it is believed that doing so is in the best interests of shareholders.

The following is a list of common shareholder issues along with the general view of Management on such issues:

I.  INDEPENDENT BOARDS OF DIRECTORS

Management believes that a board with a majority of unrelated directors, and whose key committees are staffed primarily or exclusively with unrelated directors are better positioned to evaluate corporate management and performance. Ordinarily, Management will not vote against a slate of directors simply because it fails to meet the independent standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

II.  SIZE OF BOARDS OF DIRECTORS

Management generally supports a board size of 5 to 16 members.
A board that is too large will dilute the voting power of individual members and may reduce the effectiveness of the board. On the other hand, a board that is too small may not be able to adequately discharge its responsibilities, to the detriment of overall corporate performance. Management will not ordinarily vote against a slate of directors simply because the size of the board is outside the guidelines.

III.  INDEPENDENT AUDITORS

The role of the auditor is central to the audit committee's ability to fulfill its responsibilities. Management prefers t hat the audit committee retain the services of a well-known and reputable accounting firm. Management will generally support the choice of auditors recommended by the board, specifically by the audit committee of the board. Instances of auditors being changed for reasons other than routine rotation will be reviewed on a case-by-case basis.

IV.  MANAGEMENT AND DIRECTOR COMPENSATION

Management believes that each compensation plan must be reviewed in its entirety to determine if the individual parts serve the purpose of providing the right incentives to managers and directors and if the plan is reasonable.
Compensation and incentives to company management and directors should be consistent with the long-term interests of the shareholders of the company. Incentive compensation plans must have the overriding purpose of motivating and retaining individuals and must not be unduly generous. Plans should be closely related to individual and corporate performance.
In general, Management will review each compensation plan on its own merit and vote in the best interest of shareholders.

V.  EFFECTIVE STOCK OPTION PLANS

Management assesses proposed stock option plans on a case-by-case basis. The features of each plan, together with the other aspects of total compensation are reviewed, and, after considering each of the issues, a determination is made concerning the reasonableness of the plan as a whole.
While stock option plans can be effective compensation tools in moderation, they are of concern to shareholders and need to be closely watched.

Management looks to support stock option plans with some or all of the following features.
      Potential dilution is less than 10 percent.
      The numbers of options granted in a given year expressed as a percentage of shares outstanding is restricted to fewer than 1 percent of shares outstanding.
      There are specific performance criteria for the award of options or the vesting of options already granted. Options do not vest immediately.
      There are strict limits placed on the director's ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.
      There is no overly strong concentration of options granted to the most 3 senior executive(s).
      There is no authority for the board of directors to lower the exercise price of options already granted.

VI.  SHAREHOLDER RIGHTS PLANS

A "shareholder rights plan" provides the shareholders of a target company with rights to purchase additional shares or to sell shares at very attractive prices, in the event of an unwanted offer for the company. These rights, when triggered, impose significant economic penalties on a hostile acquirer. Management will review shareholder rights plans on a case-by-case basis.
In general, Management will not support shareholder rights plans.

VII.  SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

Management will generally vote with the board on the following and other social issues:
      The Ceres Principles and other corporate environmental practices Board diversity
      Employment practices and employment opportunity
      Military, nuclear power and related energy issues
      Tobacco, alcohol, infant formula and safety in advertising practices
      Genetically-modified foods
      Political contributions/activities and charitable contributions

CONFLICTS OF INTERESTS

According to the Securities and Exchange Commission (SEC), an adviser will have a conflict if the adviser is called to vote on a proxy for a company and the adviser, or the adviser's controlled affiliate, also:
      Manages the company's pension plan
      Administers the company's employee benefit plan
      Provides brokerage, underwriting, insurance or banking services to the company
      Manages money for an employee group

Currently, Management has no material conflicts in voting proxies. In the unlikely event that a conflict may arise in the future, Management will disclose such material conflicts to the client and obtain the written consent of that client before voting the proxy.

RESPONSIBILITY TO VOTE PROXIES

Management is responsible for the proxy voting for the Cornerstone Stock Fund. T. Rowe Price Associates, Inc. (T. Rowe Price), the sub-advisor for the Advance Capital I, Inc. Equity Growth Fund and equity portion of the Balanced Fund, are responsible for voting proxies in these funds (See T. Rowe Price Associates, Inc., " Proxy Voting Policies and Procedures.").

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

A portfolio manager is responsible for reviewing, evaluating and voting all client proxies. In general, the above referenced guidelines will be followed when voting proxies. The votes will be processed through the Proxyvoting.com web site or through the mail by hard copy proxy vote. Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated by Management for the Advance Capital I, Inc., Cornerstone Stock Fund. Reports for the Advance Capital I, Inc., Equity Growth and Balanced

Fund will be furnished by T. Rowe Price. The reports will specify the proxy issues which have been voted for during the period covered and the position taken with respect to each issue.
Reports normally cover quarterly or annual periods.

Management retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a board, and documentation on shares voted differently.
All proxy voting materials and supporting records are retained for five years.

T. ROWE PRICE ASSOCIATES, INC.
The following is the Proxy Voting Policies and Procedures of T. Rowe Price Associates, Inc., the Sub-Adviser to the Advance
Capital I, Inc. Equity Growth Fund and the equity portion of the Balanced Fund.

RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and T. Rowe Price
International, Inc. ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T.
Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and
Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS
It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or T. Rowe Price Fund. Proxies are voted solely in the interests of the client, T.
Rowe Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, T. Rowe Price believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be voted.
Normally, the vote with respect to most issues presented in portfolio company proxy statements will be cast in accordance with the position of the company's management.
However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE
T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy
Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any T. Rowe Price
Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment
Advisory Committee or the counsel client's portfolio manager.

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest.
However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee annually reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable.
The Proxy Committee also assesses whether there are any business or other relationships between T. Rowe Price and a portfolio company that could have influenced an inconsistent vote on that company's proxy.

INVESTMENT SUPPORT GROUP
The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR
The Investment Support Group will assign a Proxy Administrator
("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe
Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in setting T. Rowe
Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe
Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application.

VOTE DETERMINATION
ISS provides comprehensive summaries of proxy proposals
(including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with
T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies
consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly.  In such cases, he or she may
request to review the vote recommendations and sign-off on
all the proxies before the votes are cast, or may
choose only to sign-off on those votes cast against
management.   The portfolio managers are also given the
option of reviewing and determining the votes on all
proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy
votes in his or her client accounts.   Portfolio managers
who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Exceptions will be made when support of a portfolio company's management is warranted. Also,
T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals. Specific voting policies have been adopted by the Proxy Committee for each type of routine anti-takeover and corporate governance proposal, and are available upon request.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues:
           - The Ceres Principles and other corporate environmental practices
           - Board diversity
           - The MacBride Principles and corporate
             networking in Northern Ireland
           - Employment practices and employment opportunity
           - Military, nuclear power and related energy issues
           - Tobacco, alcohol, infant formula and safety in advertising practices
           - Economic conversion and diversification
           - International policies, including world debt crisis and
           - Maquiladora Standards
           - Genetically-modified foods
           - Animal rights
           - Political contributions/activities and charitable contributions

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies.
The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile.
The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance.
The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The
Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast.
If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee.
If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives.
In such instances, it is the normal practice for each portfolio manager to document the reasons for the vote. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS
Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system. Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

REPORTING AND RECORD RETENTION
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records.
The report specifies the proxy issues which have been voted for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. All proxy voting materials and supporting documentation are retained for six years.



MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:


---------------------------------------------------------------------------------------------
                                                                    Number of   Other
             	     Position(s) Year      Principal Occupations  Portfolios  Directorships
Name and Address       & Office(s) Elected*  During past 5 Years	  Overseen	  Held**
---------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTOR***
---------------------------------------------------------------------------------------------
John C. Shoemaker      Director     1987    President & Director,
One Towne Square       and                  Advance Capital I, Inc.;
Suite 444              President            President, Advance
Southfield, MI 48076                        Capital Management, Inc.	5	   None
Age 57
----------------------------------------------------------------------------------------------


                                                                   Number of   Other
                       Positions  Year      Principal Occupations  Portfolios  Directorships
Name and Address       & Offices  Elected*  During past 5 Years    Overseen    Held**
----------------------------------------------------------------------------------------------
"NOT-INTERESTED"
DIRECTORS
----------------------------------------------------------------------------------------------
Joseph A. Ahern        Director   1995      President, Attorney
One Towne Square                            and Partner; Stark,
Suite 444                                   Reagan & Finnerty,
Southfield, MI 48076                        P.C.
Age 45 	                                                            5        None
---------------------------------------------------------------------------------------------
Richard W. Holtcamp    Director   1989      Retired General Manager
One Towne Square                            - Marketing,
Suite 444                                   Michigan Bell Telephone;
Southfield, MI 48076                        Director of Marketing
Age 68 	                                & Consultant, Fishburne
                                            & Co., Inc.
                                            (General contractor
                                            for residential and
                                            business construction) 	5	   None
---------------------------------------------------------------------------------------------
Dennis D. Johnson      Director    2000     Retired Chief
One Towne Square                            Operating Officer
Suite 444                                   , Belgacom
Southfield, MI 48076                       (Ameritech International)
Age 64                                      ;Management Consultant;
                                            Vice President - Human
                                            Resources, Ameritech
                                            Network Services 	      5	   None
---------------------------------------------------------------------------------------------
Janice E. Loichle      Director    2001     Retired Vice President
One Towne Square                            & Chief Integration
Suite 444                                   Officer, XO
Southfield, MI 48076                        Communications, Inc.
Age 55                                      (formerly NEXTLINK
                                            Communications);
                                            Vice President &
                                            Chief of Local
                                            Exchange Operations,
                                            XO Communications,
                                            Inc.; President,
                                            NEXTLINK Solutions 	      5	   None
----------------------------------------------------------------------------------------------
Thomas L. Saeli        Director    2000     Vice President                     Noble
One Towne Square                            - Mergers and                      International,
Suite 444                                   Acquisitions,                      Ltd.
Southfield, MI 48076                        Lear Corporation;
Age 46 	                                Vice President Oxford
                                            Investment Group, Inc. 	5
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                   Number of   Other
                       Positions  Year      Principal Occupations  Portfolios  Directorships
Name and Address       & Offices  Elected*  During past 5 Years    Overseen    Held**
----------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------
Robert J. Cappelli     Vice       1987      President, Advance
One Towne Square       President            Capital Services,
Suite 444              And                  Inc.; Vice
Southfield, MI 48076   Treasurer            President &
Age 51 	                                Treasurer,
                                            Advance Capital I,
                                            Inc.	                5	         None
----------------------------------------------------------------------------------------------
Charles J. Cobb        Vice       1996      Vice President,
One Towne Square       President            Advance Capital I,
Suite 444                                   Inc.; Regional
Southfield, MI 48076                        Representative,
Age 39 			                    Advance Capital
                                            Services, Inc.	          5	         None
----------------------------------------------------------------------------------------------
Kathy J. Harkleroad    Secretary  1996      Secretary,
One Towne Square                            Advance Capital I,
Suite 444                                   Inc.; Marketing
Southfield, MI 48076                        Director,
Age 50			                    Advance Capital
                                            Services, Inc.;
                                            Director of Client
                                            Services, Advance
                                            Capital Services,
                                            Inc. 	                5	         None
-----------------------------------------------------------------------------------------------


*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
"public companies") or other investment companies registered under the 1940 Act.
***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

The following table shows each Director's beneficial ownership as of December 31, 2002, by dollar range, of equity securities of the Funds. The ranges are as follows: A = none; B = $1-$10,000; C = $10,001-$50,000;
D = $50,001-$100,000; E = over $100,000.

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                              Dollar Range of Fund        Aggregate Dollar
			       	     Shares Owned           Range of Shares
                              ---------------------
Name              Equity   Bond    Balanced   Cornerstone Owned in all Funds
----------------------------------------------------------------------------
Joseph Ahern      C        A       A          D              D
Richard Holtcamp  D        A       D          B              E
Dennis Johnson    C        A       C          C              D
Janice Loichle    E        A       D          E              E
Thomas Saeli      D        A       C          D              E
John Shoemaker    E        D       E          E              E

Only the "not-interested" Directors are paid compensation from the Funds for their service as Directors. Directors are also reimbursed for expenses incurred in attending the meetings.
The Funds pay annual fees of $3,500 to Directors, plus $400 for each Board of Directors meeting attended. No pension or retirement benefits are accrued as part of Fund expenses. The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended December 31, 2002.
The following table provides information regarding the compensation of the not-interested Directors for the year ended December 31, 2002.


COMPENSATION TABLE

				Aggregate Compensation		    Total Compensation
Name of Director        from Funds			          from Funds
----------------------------------------------------------------------------
Joseph A. Ahern               $5,900                              $5,900
Richard W. Holtcamp           $5,900                              $5,900
Dennis D. Johnson             $5,900                              $5,900
Janice E. Loichle             $5,900                              $5,900
Thomas L. Saeli               $5,900                              $5,900

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROLLING PERSONS
As of April 3, 2003, no individual owned of record or beneficially 25 percent or more of any Class of stock or, in any other manner, represents a controlling interest in the company.

PRINCIPAL HOLDERS OF SECURITIES
As of April 3, 2003, no individual owned of record or beneficially
5 percent or more of the outstanding shares of a particular class of Shares of the Company.

PRINCIPAL HOLDERS OF SECURITIES (DIRECTORS AND OFFICERS)
As of April 3, 2003, all directors and officers as a group owned
76,472 Class A Shares (1.4%), 6,339 Class B Shares (0.0%), 37,003
Class C Shares (0.3%) and 124,828 Class F Shares (1.9%).


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER AND SUB-ADVISER
Advance Capital Management, Inc. serves as Investment Adviser to the Funds. under Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, T. Rowe Price Associates, Inc.
("T. Rowe Price"), has been hired as a Sub-Adviser to the Equity Growth Fund and the equity portion of the Balanced Fund.
These agreements were approved at a Special Meeting of Shareholders on October 28, 1993. The principal business address of Advance Capital Management, Inc. is in Southfield, Michigan. T. Rowe Price is a wholly-owned subsidiary of T.
Rowe Price Group, Inc., a publicly-traded financial services holding company. Its principal business address is in Baltimore, Maryland. Subject to the general supervision of the Company's Directors and in accordance with each Fund's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the Funds and the Company, is responsible for the purchase and sale of each Fund's portfolio securities and maintains the Company's records relating to such purchases and sales.


The Investment Advisory Agreement provides that the
Investment Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Investment Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

The Investment Adviser has agreed to pay certain expenses, including the fees associated with the hiring of a Sub-Adviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Company. Specifically, the Investment Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services,
(b) adequate office
space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.

For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee, computed daily and paid monthly, at the annual rate of ..70% of the average daily net assets for the Equity Growth and the Balanced Funds up to 200 million dollars and .55% on average daily net assets over $200 million, .40% of the average daily net assets of the Bond Fund and Cornerstone Stock
Fund and .50% of the average daily net assets up to $200 million for the Retirement Income Fund and .40% on average daily net assets over $200 million. The Sub-Advisory Agreements do not provide for any increase in the level of fees payable by the Company. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of .20% on the average daily net assets up to $100 million and .15% on average daily net assets over $100 million of the Equity Growth Fund and of the equity portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.

If the expenses borne by any Fund in any fiscal year exceed expense limitations imposed by applicable state regulations, Advance Capital Management, Inc. will reimburse the Company for a portion of any such excess to the extent required by such regulations up to the amount of fees payable to it or it may effect such reimbursement regardless of the fees payable to it.
Such amount, if any, will be estimated, reconciled and paid on a monthly basis.

12B-1 AND DISTRIBUTION PLAN
Expenses of the Company may include distribution-related expenses which the Company is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Such Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, .25% of each Fund's average daily net assets, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of its average daily net assets for the prior month (.25% on an annualized basis).


The plan was initially approved on July 17, 1987, by the Directors of the Company, including a majority of the Directors who were "not-interested" persons (as defined in the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors).
In approving the Plan, the Directors
determined that the Plan was in the best interest of the shareholders of each Fund. At the first Annual Meeting of Shareholders held on July 22, 1988 for the shareholders of the Equity Growth, Bond and Balanced Funds and July 23, 1993 for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the aggregated fees charged under the plan to .25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 2002, the Company paid or accrued distribution expenses of $279,247, $320,134, $568,330, $498,288, and $124,806
for the Equity Growth, Bond, Balanced, Retirement Income and Cornerstone Stock Funds, respectively, to the Company's distributor, Advance Capital Services, Inc.


ADMINISTRATOR AND TRANSFER AGENT
Advance Capital Group, Inc., located at One Towne Square,
Suite 444, Southfield, Michigan, 48076, serves as the
Company's Administrator and Transfer Agent.   Under the
Administration and Transfer Agent Agreement, Advance Capital
Group, Inc. as Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company's operations.
Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records.
The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares.
In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts.

CUSTODIAN
Fifth Third Bank, located at 38 Fountain Square Plaza,
Cincinnati, Ohio 45263, is "Custodian" of the Company's assets. Under the custodian agreement, Fifth Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company's portfolio securities;
d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; and f) make periodic reports to the Company's Board of Directors concerning the Company's operations. Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, with offices at 100 East Broad Street, Suite 2100, Columbus, Ohio 43215 serves as independent accountants for the Company. The financial highlights and financial statements of the Company included in the Prospectus and Statement of Additional Information, respectively, have been audited by PricewaterhouseCoopers LLP, whose report is also included herein.


COUNSEL
Butzel Long, 150 West Jefferson, Suite 900, Detroit, Michigan 48226, acts as counsel to the Company.

PORTFOLIO TRANSACTIONS
The Investment Adviser and Sub-Adviser are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Company, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Investment Adviser and the Asset Manager's Agreement between the Investment Adviser and the Sub-Adviser, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution.
The Investment Adviser and Sub-Adviser will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction.
This is allowed when the Investment Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser, to the accounts to which it exercises investment direction.
Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the investment advisory fee payable to the Investment Adviser by the Company. Such information may be useful to the Investment Adviser or Sub-Adviser in servicing both the Company and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the Company.

The Company has authorized the Investment Adviser to place brokerage orders with some brokers who distribute the Company's Shares. The Investment Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

Portfolio securities will not be purchased from, or sold to, the Investment Adviser, the Sub-Adviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

PORTFOLIO TURNOVER
Portfolio Turnover is the practice by mutual funds of buying and selling securities within Funds. Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the Fund's future returns. Typically, the greater the volume of buying and selling by the Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, Funds with high portfolio turnover rates (100% or more) may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is about 80 percent.


CAPITAL STOCK AND OTHER SECURITIES
Advance Capital I, Inc. shares are currently classified into five classes of shares, each representing interest in one of five separate investment portfolios. Class A common shares represent interests in the Equity Growth Fund, Class B common shares represent interests in the Bond Fund, Class C common shares represent interest in the Balanced Fund, Class E common shares represent interests in the Retirement Income Fund, and Class F common shares represent interests in the Cornerstone Stock Fund.

Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Board of Directors.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular class. At such time, shares of capital stock of the Company shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter.
The approval of an investment company
agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders without regard to class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows. When issued for payment, the Company's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution of any general assets of the Company not belonging to any particular Fund which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to (a) sell all assets of a Fund at net asset value for consideration involving cash or securities and transfer to another management investment company (b) sell and convert the Fund's assets into cash and cause all shares of the Fund to be redeemed at net asset value (c) combine the assets belonging to a Fund with the assets belonging to another Fund as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination.

PERSONAL INVESTMENT ACTIVITIES
Advance Capital I, Inc. (the Funds), Advance Capital Group, Inc., Advance Capital Management, Inc. and Advance Capital Services, Inc. operate under a Code of Ethics (the Code) which applies to all Directors, Officers and employees of Advance Capital. The Code permits these persons to invest in securities for their own accounts. Certain persons are required to obtain written approval from the Compliance Officer of the Funds prior to the purchase or sale of a security. The Code of Ethics is on file with the Securities and Exchange Commission. You may receive a copy of the Code by calling the Commission at (800) SEC-0330.


PURCHASE AND PRICING OF SHARES
Shares may be purchased in any of the Funds by completing an Application to Purchase Shares. The Application and a check made payable to Advance Capital I, Inc. can be mailed to the Southfield, MI address located on the cover of this Statement.


Securities are valued at market value, or if a market quotation is not readily available, at their fair value. The net asset value is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding.

                                     Total Assets - Total Liabilities
                                     ---------------------------------
             Net Asset Value =        Number of Shares Outstanding

TAXATION OF THE FUND
The Internal Revenue Code of 1986 treats each Fund in a series mutual fund as a separate corporation. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1954. The company intends to distribute to shareholders of each Fund all capital gains and income earned.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares.
Information on the tax status of dividends is provided annually.

At the time of your purchase, the Fund's net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the Fund.
A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.


PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN
From time to time, each Fund may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1, 5 and 10 year periods or life of the Fund.


Each Fund's average annual compounded rate of return is based on a hypothetical $10,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                        P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $10,000 from which the maximum sales load ($0) is deducted.

            T =   average annual total return
            n =   number of years
            ERV=  redeemable value of the hypothetical $10,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.

AVERAGE ANNUAL TOTAL RETURN (After Taxes on Distributions)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $10,000 investment that includes capital appreciation and depreciation during the stated periods.
The following formula will be used for the actual computations:

                        P(1+T)n=ATVD

Where: P=a hypothetical initial purchase order of $10,000 from which the maximum sales load ($0) is deducted:

            T =   average annual total return (after taxes on distributions)
            n =   number of years
            ATVD= ending value of the hypothetical $10,000 purchase at the end of the period after taxes on distributions but not after taxes on redemptions

AVERAGE ANNUAL TOTAL RETURN (After Taxes on Distributions and Redemptions)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $10,000 investment that includes capital appreciation and depreciation during the stated periods.
The following formula will be used for the actual computations:

                       P(1+T)n=ATVDR

Where: P=a hypothetical initial purchase order of $10,000 from which the maximum sales load ($0) is deducted:

            T =    average annual total return (after taxes on distributions
                   and redemption)
            n =    number of years
            ATVDR= ending value of the hypothetical $10,000 purchase at the end of the period after taxes on distributions and redemptions

The performance of each of the Funds, as shown below, is the average annual return for the Funds for the periods listed. Security prices fluctuate during the period covered and past results should not be considered representative of future performance.




AVERAGE ANNUAL RETURN
			        		   1 Year	   5 Years	   10 Years	   Life of Fund
Bond Fund                               7.97%	     5.56%	      6.53%	        6.79% *
     After taxes on distributions	    5.29%        2.77%        3.64%         4.28%
     After taxes on distributions
     & sale of fund shares              4.82%        3.02%        3.76%         4.31%
Retirement Income Fund                  8.80%        5.39%        7.30%         7.30%
     After taxes on distributions       6.04%        2.52%        4.25%         4.25%
     After taxes on distributions
     & sale of fund shares              5.33%        2.84%        4.31%         4.31%
Balanced Fund                          -6.72%        4.39%        8.67%         7.63%**
     After taxes on distributions      -7.71%        2.95%        7.12%         6.10%
     After taxes on distributions
     & sale of fund shares             -4.11%        2.97%        6.52%         5.69%
Cornerstone Stock Fund                -28.63%         N/A          N/A        -11.04%
     After taxes on distributions     -28.76%         N/A          N/A        -11.12%
     After taxes on distributions
     & sale of fund shares            -17.58%         N/A          N/A         -8.52%
Equity Growth Fund                    -22.14%        4.24%        8.70%         7.42%***
     After taxes on distributions     -22.14%        3.56%        8.04%         6.45%
     After taxes on distributions
     & sale of fund shares            -13.59%        3.67%        7.31%         5.98%



*The investment objectives of the Bond Fund changed on March 9, 1999.

**Effective December 29, 1993, T. Rowe Price Associates, Inc.
became the investment Sub-adviser with the primary responsibility for the daily equity security investment decisions for the Balanced Fund.


***Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed to become a midcap growth fund by shareholder vote and T. Rowe Price Associates, Inc. became the investment sub-adviser with the primary responsibility for the daily security investment decisions.

YIELD QUOTATION
Based on a 30 day (or one month ) period ended on the date of the most recent balance sheet included in the registration statement, the Fund's yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD  = 	2(a-b/cd +1)6 - 1


Where:
a     =     dividends and interest earned during the period
b     =     expenses accrued for the period (net of reimbursements)
c     =     the average daily number of shares outstanding
            during the period that were entitled to receive dividends
d     =     the maximum offering price per share on the last
            day of the period



FINANCIAL STATEMENTS
The following is attached:


(1) Annual Report for year ended December 31, 2002. The annual report includes: Investment Performance, Financial Highlights, Portfolio of Investments, Statements of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, the Report of Independent Accountants and Additional Information.

FORM N-1A


Part C - Other Information

Item 23.	Exhibits

          (a) We are incorporating the Articles of Incorporation, filing date 3/6/87, file #'s 033-13754, 811-05127, by reference.

              (i)Amendment to Articles of Incorporation approved by
                 shareholder vote July 24, 1992.

          (b) We are incorporating the By-laws as approved and adopted by Registrant's Board of Directors, filing date 3/6/87, file #'s 033-13754, 811-05127, by reference.

          (c) Instruments Defining Rights of Security Holders

          (d) We are incorporating the Investment Advisory Agreement between Registrant and Advance Capital Management, Inc. dated August 3, 1987, amended July 24, 1992 and further amended July 24, 1998, filing date 8/14/98, file #'s 033-13754,811-05127, by reference.

              (i)  Board Resolution dated July 24, 1992.

              (ii) Sub-Investment Advisory Agreements between Advance
                   Capital Management, Inc. and T. Rowe Price Associates, Inc. dated December 21, 1993 for ClassA and December 17, 1993 for Class C.

         (e) We are incorporating the Distribution Agreement between Registrant and Advance Capital Services, Inc. dated August 3, 1987 and amended July 24, 1998, filing date 8/14/98, file #'s 033-13754, 811-05127, by reference.

              (i)  Board Resolution dated July 24, 1992

         (f) None

         (g) We are incorporating the Custodian Agreement between Registrant and Fifth Third Bank dated August 11, 1999, filing date 4/28/00, file #'s 033-13754, 811-05127, by reference.

         (h) None

         (i) Opinion and consent of counsel (not required)

         (j) Other Opinions.

             *(i)  Consent of PricewaterhouseCoopers LLP.

         (k) None

         (l) None

        (m) We are incorporating the Plan of Distribution dated August 3, 1987, approved by shareholders July 22, 1988 and amended January 2, 1992 and further amended July 24, 1998, filing date 8/14/98, file #'s 033-13754, 811-05127, by reference.

              (i)  Board Resolution Dated April 24, 1992.

              (ii) Board Resolution Dated July 24, 1992.

           (n) None

           (o) None



          *(p) Code of ethics.



* Filed with this amendment.

Item 24.    Persons Controlled By or Under Common Control with Registrant
            --------------------------------------------------------------
            Included in Part B - Statement of Additional Information under the heading of Control Persons and Principal Holders of Securities is a detailed description of the principal holders of securities, including those that own more than 5% and the detailed holdings of directors and officers of the Company.

            The holdings as of April 3, 2003 for Messrs. Raymond Rathka, John
      C. Shoemaker and Robert J. Cappelli, who are directors and officers of the Registrant's Investment Adviser, Advance Capital Management, Inc. and of the Registrant's transfer agent and administrator, Advance Capital Services, Inc., are included in that section of Part B mentioned in the preceding paragraph.

Item 25.    Indemnification
            ------------------
            Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated by reference as Item 23, Exhibit (a) hereto, and Article VI, Section 2 of Registrant's Bylaws, incorporated by reference as Exhibit (b) hereto, provides for the indemnification of Registrant's directors and officers. Indemnification of the Registrant's principal underwriter is provided for in Section 4 of the Distribution Agreement, incorporated by reference as Exhibit (e) hereto. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which said person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26.    Business and Other Connections of the Investment Advisor
            --------------------------------------------------------
            Advance Capital Management, Inc. ("Management") is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc.("Group"). Group also owns Advance Capital Services, Inc. ("Services") a financial services company that is a licensed National Association of Securities Dealers, Inc. broker-dealer. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne Square, Suite 444, Southfield, Michigan, 48076. The chart below shows the ownership and control of these three firms and of the Registrant as well.

Position       Group          Services    Management     Registrant
--------       ---------      --------    ----------     ------------
Owner(s)       Cappelli       Group       Group          Shareholders
               Rathka
               Shoemaker

Directors	   Cappelli       Cappelli	Cappelli       Ahern, J.A.
               Rathka         Rathka	Rathka         Holtcamp, R.W.
               Shoemaker      Shoemaker	Shoemaker      Johnson, D.D.
                                                         Saeli, T.L.
                                                         Loichle, J.E.
                                                         Shoemaker

President      Rathka         Cappelli    Shoemaker      Shoemaker

Vice President Shoemaker      Shoemaker   Cappelli       Cappelli
                                                         Cobb

Treasurer      Cappelli       Rathka      Rathka         Cappelli

Secretary     Shoemaker       Shoemaker   Shoemaker      Harkleroad

Item 27.      Principal Underwriter
              ---------------------
            Advance Capital Services, Inc.("Services") is a Michigan corporation which was established in 1986 to provide financial
      services and broker-dealer services.   Currently, it
      is not distributing securities for any other investment companies. The directors and officers of Services are identified in Item 26 above.

Item 28.    Location of Accounts and Records
            ---------------------------------
      (1) Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

      (2) Advance Capital Services, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)

      (3) Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

      (4) Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its functions as custodian).

      (5) Butzel Long, 150 West Jefferson, Suite 900, Detroit, Michigan 48226 (Registrant's Articles of Incorporation and Bylaws).

Item 29.    Management Services
            -------------------
            Not applicable.

Item 30.    Undertakings

            Not applicable.

				SIGNATURES



	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


ADVANCE CAPITAL I, INC.
Registrant

By   /s/ Kathy J. Harkleroad                         4/30/03
     -------------------------------                 -------
     Kathy J. Harkleroad - Secretary                 Date


	Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

  /s/ John C. Shoemaker                               4/29/03
------------------------------------------            -------
John C. Shoemaker - President and Director            Date

Principal Financial Officer:

  /s/ Robert J. Cappelli                              4/17/03
---------------------------------                     -------
Robert J. Cappelli - Treasurer                        Date

Directors:

  /s/ Joseph A. Ahern                                 4/24/03
----------------------                                --------
Joseph A. Ahern                                       Date

  /s/ Richard W. Holtcamp                             4/29/03
-------------------------                             -------
Richard W. Holtcamp                                   Date

  /s/ Dennis D. Johnson                               4/20/03
------------------------                              -------
Dennis D. Johnson                                     Date

  /s/ Janice E. Loichle                               4/23/03
-----------------------                               -------
Janice E. Loichle                                     Date

  /s/ Thomas L. Saeli                                 4/30/03
----------------------                                -------
Thomas L. Saeli                                       Date

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated February 11, 2003, relating to the financial statements and financial highlights of Advance Capital I, Inc., which appear in such Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.


PricewaterhouseCoopers LLP

Chicago, IL
April 28, 2003

ADVANCE CAPITAL
CODE OF ETHICS


STATEMENT OF GENERAL PRINCIPLES
-------------------------------
     Advance Capital I, Inc. (the Funds), Advance Capital Group, Inc., Advance Capital Management, Inc. and Advance Capital Services, Inc. (the Advance Capital Companies or Advance Capital) operate under this Code of Ethics (the Code) which applies to all Directors, Officers and employees of Advance Capital. The Code is intended to insure that these persons (a) at all times place first the interests of the Funds and other clients (together the Clients), (b) conduct all personal trading consistent with the Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of the person's trust and responsibility, (c) not take advantage of their positions with the Advance Capital Companies, and (d) not use any material nonpublic information in securities trading. The Code also establishes policies regarding other matters such as receipt of gifts and the reporting of security trading activity.

       Each Director, Officer and Employee is required to read the Code and sign and return the attached Acknowledgment Form to the Compliance Officer of the Funds upon commencement of employment or other services and on an annual basis thereafter. The Form
(a) confirms that the person signing it has received, read and asked any questions necessary to understand the Code, (b) evidences the person's agreement to conduct himself or herself in accordance with the Code, and (c) confirms that the person has complied with the Code during such time as the person has been associated with the Advance Capital Companies. Certain persons are required to submit reports and/or obtain clearances as discussed more fully below.

1.     DEFINITIONS
       -----------
     (a) "Fund" means any of the investment portfolios comprising the Advance Capital I, Inc. mutual funds.

     (b) "Access person" means any director, officer, or "advisory person " (hereafter defined) of the Funds or any director, officer, partner or "advisory person" of the Advisor who, with respect to the Funds, makes any recommendation regarding the purchase or sale of securities by the Funds, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of recommendations to be made to the Funds; or who, in connection with his or her duties, obtains any information concerning securities recommendations being made by the Adviser (including any sub-adviser) to the Funds.

     (c)	"Advisory person" means (i) any employee of the Funds or
            of any company in a control relationship to the Funds, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Funds, or whose functions relate to the making of any recommendations with respect to such purchases or sales; (ii) any natural person in a control relationship to the Funds who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of a security. A person shall not be deemed an advisory person simply by virtue of the following:
            (i) normally assisting in the preparation of public reports, or receiving public reports, but not receiving information about current recommendations or trading; or

            (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.

      (d) A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

      (e) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.

     (f) The Compliance Officer of the Funds shall be the President or any Vice President unless otherwise designated by the Board of Directors.
     (g) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act.
     (h) "Outside Director" means a director of the Funds who is not an "interested person" of the Funds within the meaning of Section
            2(a)(19) of the Investment Company Act.
     (i) "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security.

     (j) "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies (including the Funds), securities issued by the government of the United States or its agencies, bankers acceptances, bank certificates of deposit, commercial paper, and other money market instruments.

2.	EXEMPTED TRANSACTIONS
      ---------------------
	Neither the prohibitions of Section 3(f) nor the reporting requirements of Section 4(a) of this code shall apply to:

	(a)	Purchases or sales effected in any account over which the
            access person has no direct or indirect influence or control.

	(b)	Purchases or sales which are non-voluntary on the part of the access person, including securities acquired as a result of a gift or an inheritance.

	(c)	Purchases which are part of an automatic dividend reinvestment plan.

	(d)	Purchases effected upon the exercise of rights issued by an
            issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

      (e)	Purchases which are the result of participation in any retirement or employee benefit plan.

	(f)	Purchases or sales which receive the prior written approval of the
            Compliance Officer or any Vice President of the Funds shall also be exempt from the prohibitions of Section 3(c) because there is only a remote possibility of harm to a client in that the purchases or sales would be very unlikely to affect a highly institutional market, or because they clearly are not related economically to the securities to be purchased, sold or held by the Funds or any other client account. Prior written approval shall be invalid after three working days.
            Any transaction not made within those three days must receive another written approval if still anticipated by the access person.

     (g)	Certain activities of Outside Directors as hereafter described.

     (h)	Purchases or sales of any shares of  registered open-end investment companies (including the Funds), securities
            issued by the government of the United States or its agencies, bankers acceptances, bank certificates of deposit,
            commercial paper, and other money market instruments.

3.	RESTRICTED AND PROHIBITED ACTIVITIES
      ------------------------------------
    (a)	No access person may acquire any beneficial ownership in any securities in any initial public offering or private placement of securities.

    (b)	No access person shall accept any gift or anything else of more than $100 value within any calendar year from any person, entity or person affiliated with an entity that does business with or that may in the future do business with or on behalf of the Funds or its affiliated companies.

    (c)	No access person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his actual knowledge at the time of such purchase or sale:

		(i)	is being considered for purchase or sale for a Fund or any
                  other client account; or

		(ii)	is being purchased or sold in a Fund or any other client
                  account.

   (d)	No access person in connection with the purchase or sale,
            directly or indirectly, by such person
            of a security held or to be acquired, by a Fund or other client account, shall:

		(i)	employ any device, scheme or artifice to defraud;

		(ii)	make any untrue statement of a material fact
                  or omit to state a material fact
                  necessary in order to make the statement made, in light of the circumstances under which they are made, not misleading;

		(iii)	engage in any act, practice, or course of business
                  which operates or would operate as a fraud or deceit upon any client; or

		(iv)	engage in any manipulative practice
                  with respect to any client.


   (e)	No advisory person shall serve on a board of directors of a publicly traded company.

   (f)	No access person, other than Outside Directors, may purchase any security without requesting and receiving, both in writing, the prior approval of the Compliance Officer or any Vice President of the Funds. Neither the Compliance Officer nor any Vice President shall grant approval for any transaction involving any security known to be considered for sale or purchase in any client account or within three days of any actual trade of a security in any client account. Outside

            Directors are access
            persons, but because of their limited access to current information regarding any Client's investments, Outside Directors are exempt from this pre-clearance provision unless the director, at the time of that transaction, knows, or in the ordinary course of fulfilling the official duties as a director of the Funds, should know, that during the 30-day period immediately preceding the date of the anticipated transaction by the director, such security was purchased or sold by the Funds or was being considered by the Funds or its investment advisor for purchase or sale by the Funds.

   (g)	No access person shall reveal to any other person (except in the normal course of his or her duties on behalf of clients or the Adviser) any information regarding securities transactions made, or being considered, by or on behalf of clients.

   (h)	No officer, employee, director of the Funds or any of  its affiliated companies shall, at any time or under any circumstances, trade, either personally or on behalf of others (including the Funds or other clients) on material nonpublic information nor shall said persons communicate material nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading". This policy applies to every employee and extends to activities within and outside his or her duties at the Funds or its affiliated companies. Any questions regarding this policy or inside information should be referred to the Compliance Officer at the earliest possible moment.

4.	REPORTING
      ----------
	(a)	Every access person shall report to the Compliance Officer of the
            Funds the information described in Section 4(c) of this Code with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

	(b)	An Outside Director of the Funds need only report
            a transaction in a security if such director, at the time of that transaction, knew or, in the ordinary course of fulfilling the official duties as a director of the Funds, should have known, that during the 30-day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Funds or was being considered by the Funds or its investment advisor for purchase or sale by the Funds.

	(c)	Every report shall be made, whether or not a
            transaction occurred in the preceding quarter, not later than 10 days after the end of the calendar quarter and if a transaction is to be reported, shall contain the following information:

		(i)	the date of the transaction, the title and number
                  of securities, and the principal amount of each security involved;

		(ii)	the nature of the transaction (i.e., purchase, sale or
                  any other type of acquisition or disposition;)

		(iii)	the price at which the transaction was effected; and

		(iv)	the name of the broker, dealer or bank with or
                  through whom the transaction was effected.

	(d)	Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

      (e)	Every access person, except Outside Directors, must arrange
            for their brokers or financial institutions to provide to the Compliance Officer, on a timely basis, duplicate confirmations of all transactions in all securities and commodities accounts in which they have a beneficial interest. Such access persons shall also notify the Compliance Officer of each such account, indicating the name of the firm or financial institution at which, and the name under which, the account is carried.

    (f)	The Compliance Officer shall review all securities transactions and holdings reports and shall report to the Board of Directors of the Funds, at each quarterly meeting, the security transaction activity reported to the Compliance Officer during the preceding quarter.
            In addition, the Compliance Officer shall also report annually to the Board of Directors the completion of the annual certifications of compliance by all advisory persons.
            The Compliance Officer shall report to the Board of Directors any material code or procedural violations and sanctions imposed on any individuals in response to those material violations.

   (g)	Every access person, except Outside Directors, must
            provide to the Compliance Officer an initial holdings report, listing all securities beneficially owned by the access person no later than 10 days after becoming an access person. The report must include the name of the security, number of shares held, principal amount, name of the broker and date the report was submitted.

   (h)	In addition to initial holdings reports and quarterly
            transaction reports each access person, except Outside Directors, must submit to the Compliance Officer an annual holdings report that is current within 30 days at the time of the report. This report must include the title of the security, the number of shares held, principal amount, name of the broker and the date the report was submitted.

5.	SANCTIONS

Upon discovering a violation of this Code, the Compliance Officer may impose sanctions as deemed appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.

Amended - October 27, 2000
Reapproved - January 26, 2001, January 25, 2002

Advance Capital Code of Ethics Account Notification



Date of this notification:
                           -----------------------

Name of employee or access person:
                                  ------------------

Firm or Financial Institution at which account is held:
                                                       ------------

Name(s) under which account is held:
                                    -------------------------

Account Number:
                -----------------------------------

Duplicate confirms:  Have        Have not
                         ----            ------
been requested to be forwarded to the Compliance Officer



Signature:
           -------------------------------------

Advance Capital Code of Ethics Request for Approval of Trading

Date of this request:
                      ------------------

Name of Access Person:
                       -------------------------

Security:
         ----------------------------------

Purchase, sale or other (describe other):
                                         -----------------------

Proposed Transaction Date:
                          ----------------------------

Quantity or Amount:
                    -----------------------------

Broker/Dealer or Distributor:
                              ---------------------

Public Float of Class of Security:
                                  -------------------

Current Holdings in any Client Account:
                                       ----------------

Most Recent Transaction in any Client Account:
                                              -----------------

By his or her signature below, the Access Person identified above hereby confirms that no element of the Code of Ethics will be violated by reason of the transaction(s) described above.


Signature of Access Person:
                            ---------------------------

Authorized by Compliance Officer:
                                 -------------------------

Date of Authorization:
                       ------------------------

Advance Capital Code of Ethics Transaction Notification



Name of Access Person:
                       ----------------------

Date of Transaction:
                     ------------------------

Title and Number of securities,
or aggregate principal amount, of
securities purchased and/or sold


Nature of the transaction (i.e. purchase, sale or other type of acquisition or disposition).


Price at which the transaction was effected.
                                            -------------------

Name of broker, dealer or bank with or through which the transaction was effected.





Signature:
          ------------------------


Date of this notification:
                          ------------------

Advance Capital Code of Ethics Notification



Name:

Period covered by this report: April 1, 2002 - June 30, 2002


During the period covered by this report I made no transactions (excluding Advance Capital I, Inc. mutual fund transactions) requiring notification or disclosure under the Code of Ethics of Advance Capital.



Signature:
           ------------------------

Date of this report:
                     --------------------------

Advance Capital Code of Ethics Certification

STATEMENT OF OFFICERS, DIRECTORS, EMPLOYEES


	I hereby acknowledge that I am an employee, officer and/or director of Advance Capital I, Inc. or one of its affiliates and 1) am an "access person" or an "advisory person" with respect to the Advance Capital I, Inc. (the "Company") mutual funds or 2) have access, on occasion, to information pertaining to the purchase and sale of securities in the funds.
I further acknowledge that I have read
and fully understand the meaning and
intent of the Code of Ethics (the "Code") adopted by the Company.

	I certify that I have not made or
been the beneficial owner of any transactions which require disclosure under the Code or, if said disclosure is required, that I have made same in compliance with the Code.
I also certify that I have not been in possession of material, nonpublic information nor have I traded securities or recommended transactions or communicated nonpublic information to others in violation of federal securities laws.














Signature
          --------------------------



Date
     ---------------------

Advance Capital I, Inc.

Access Persons and Reason(s)


1.	Robert Cappelli - Officer, makes investment recommendations, aware of trading activity.

2.	John Shoemaker - Officer, Director, makes investment
      recommendations, aware of
	trading activity.

3.	Charles Cobb - Officer

4.	Kathy Harkleroad - Officer

5.	Christopher Kostiz - Makes investment recommendations,
      aware of trading activity.

6.	Mark LaBlance - Makes investment recommendations, aware of
      trading activity.

7.	Julie Katynski - Routinely aware of trading activity.

8.	Steve LaPoint - Routinely aware of trading activity.

9.	Jennifer Lehoczky - Routinely aware of trading activity.



















1/2/2003